EXHIBIT 10.3

                                                            ORIGINAL    ORIGINAL    REVISED      REVISED           ORIG.   REVISED
IBM                  M                    (*)     PURCH     LEASE       LEASE       RENT         RENT              MO.     MO.
CUST     MACH        E   SERIAL   LSE     PURCH.  PRICE     START       END         EFFECTIVE    END         MO.   LEASE   LEASE
NUM      TYPE  MODEL S   NUM      OPTION  OPTION  FIN       DATE        DATE        DATE         DATE        TERM  PAYMNT  PAYMNT
2632835  3390  A38       A6032    B+      FM      $142,368  1993-11-14  1997-05-15  1996-10-01   2000-09-30  48    $4,140  $  963
2632835  3390  B3C       BA026    B+      FM      $191,400  1993-11-14  1997-05-15  1996-10-01   2000-09-30  48    $5,566  $1,295
2632835  3390  B3C       BA029    B+      FM      $191,400  1993-11-14  1997-05-15  1996-10-01   2000-09-30  48    $5,566  $1,295
2632835  3490  A10       62158    B+      FM      $ 47,622  1993-11-14  1997-05-15  1996-10-01   2000-09-30  48    $1,362  $  317
2632835  3490  B20       68079    B+      FM      $ 50,609  1993-11-14  1997-05-15  1996-10-01   2000-09-30  48    $1,447  $  337
2632835  3490  B40       71546    B+      FM      $ 79,430  1993-11-14  1997-05-15  1996-10-01   2000-09-30  48    $2,271  $  528
2632835  3990  G03       15054    L       N/A     $175,852  1993-11-14  1998-11-14  1996-10-01   2000-09-30  48    $1,271  $  296
2632835  9993  001       0005034  S       N/A     $  1,500  1991-11-15  1997-05-15  1996-10-01   2000-09-30  48    $   45  $   10
2632835  9996  REST               S       N/A     $119,611  N/A         N/A         1996-10-01   2000-09-30  48    N/A     $3,269

TOTAL                                                                                                              $21,668 $8,310

(*)  See Page 2 for explanations, definitions and additional terms.

This Revised Term Lease Supplement amends and supersedes Term Lease Supplement(s) # 173283

THE LEASE AGREEMENT REFERENCED ABOVE AND THIS SUPPLEMENT CONTAIN THE TERMS
FOR THIS TRANSACTION. LESSEE AUTHORIZES LESSOR TO CHANGE THE AMOUNT FINANCED AND THE RENT IF LESSEE'S SUPPLIER CHANGES LESSEE'S PURCHASE PRICE. LESSEE FURTHER AUTHORIZES LESSOR TO INSERT SERIAL NUMBERS ON THIS SUPPLEMENT WITHOUT FURTHER AUTHORIZATION FROM LESSEE. BY SIGNING BELOW, BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE AGREEMENTS AND AGREE TO THE TERMS, FURTHER, LESSEE AGREES THAT THESE TERMS SUPERSEDE ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN BOTH PARTIES. ONCE THIS SUPPLEMENT IS SIGNED BY BOTH PARTIES, IT SHALL BE DEEMED
TO HAVE BEEN ACCEPTED BY LESSOR AT ITS HEADQUARTERS OR ITS LOCATION IN BETHESDA, MARYLAND AND ANY REPRODUCTION OF THIS AGREEMENT MADE BY RELIABLE MEANS (FOR EXAMPLE PHOTOCOPY, IMAGE OR FACSIMILE SHALL IN ALL RESPECTS BE CONSIDERED EQUIVALENT TO AN ORIGINAL).

Accepted by:

IBM Credit Corporation              DATAGUARD RECOVERY SERVICES
For or as Lessor                               Lessee

By:/s/ Pat Ireland                  By: /s/ Dewey D. Minton, Jr.
 Authorized Signature                      Authorized Signature

Pat Ireland             11/96       Dewey D. Minton, Jr.    8/21/96
Name (Type or Print)     Date       Name (Type or Print)        Date










                                TERM LEASE SUPPLEMENT
                            Additional Terms and Conditions

OPTION CODES

B, B+, C, C+   Lease with fair market value end of lease renewal
               and purchase options
B', C'         Lease with prestated end of lease purchase and
               renewal options
B$, C$         Lease with a one dollar ($1) end of lease purchase
 option
L              Lease for Used Equipment
S              Financing of IBM One-Time Charges
T              Financing of non-IBM One-Time Charges

PURCH. OPTION (PURCHASE OPTION - END OF LEASE ONLY)

FM             Fair market sales value, as determined by Lessor, at
               the end of Lease.
CL             Contact IBM Credit for purchase price
NA             Not Applicable
$1             Purchase Price is One Dollar ($1.00)
Number         Prestated Purchase Percent - Purchase price will be
               the Unit Purchase Price times this percent.

MAINT. INCLUD. (Maintenance Included)

Y              Lease includes maintenance coverage

TERM

The initial Term starts on the Rent Commencement Date and continues for the number of Payment Periods stated under Term. If the Term has a Prefix of "CO" then the Lease is coterminous with the Lease for the Equipment with the referenced serial number.

ESTIMATED COMMENCEMENT

For Leases, the month stated is the month the Lease must commence for Lessee to receive the stated Lease Rate. For Financing, the date stated is the intended start date of the Financing.

INTEREST RATE

The Interest Rate, if stated, is the Annual Percentage Rate (APR) for the Lease or Financing. In the State of Texas the interest rate for the Lease or Financing will not exceed the stated interest rate.

RENEWAL OF LEASES WITH PRESTATED PURCHASE OPTIONS

Lessee may renew a Lease with a prestated purchase option for a Term of one year. The Rent will be one-half of the Prestated Purchase Percent times the Unit Purchase Price stated in the Supplement. Renewal Rent payments will be annual and due and payable in advance.

LEASES WITH MAINTENANCE INCLUDED

For Leases that basic maintenance coverage, Lessor will arrange for maintenance service on the Equipment. The coverage starts at the end of the warranty period and ends with thee initial Term. The cost will be included in the Rent. Coverage beyond the basic maintenance will be Lessee's responsibility. The maintenance service provided alone will be responsible for fulfilling all contractual commitments. Lessee may finance additional maintenance coverage at the end of the initial Term under then current terms.

LESSEE RESPONSIBILITIES FOR LEASES WITH MAINTENANCE.

Lessee agrees, that before requesting maintenance service, to ensure that:

 1.       Operational problems have been corrected;
 2.       Error recovery procedures have been followed;
 3.       Failures are clearly identified and logged; and
 4. Customer Problem Analysis and Resolution (CPAR) procedures have been completed for equipment requiring maintenance under this Lease.

Lessee also agrees to complete, and return to IBM, a self-initialization review form ("Form"). Lessee agrees to ensure that the Equipment location qualifies as a qualified customer locations (as determined by IBM).
Lessee acknowledges having received a copy of that Form. If Lessee has a Corporate Service Option Attachment to the IBM Customer Agreement then Lessee agrees to perform all "Customer" obligations under that agreement for the Equipment on a lease that includes maintenance.

LESSEE REPRESENTATIONS

Lessee represents that for Financing in:

 1. Ohio, Maryland, Mississippi, Virginia or West Virginia, Lessee is a corporation as defined by the applicable state law;
 2. Pennsylvania, Lessee is a business corporation as defined by Pennsylvania laws; and
 3. Alabama or Wisconsin, the Financed items are not being purchased for agricultural purposes.

AUTHORITY TO SIGN FINANCING STATEMENTS

Lessee authorized Lessor or its agent as attorney-in-fact to prepare, execute in Lessee's name and file any Uniform Commercial Code financing statements or similar documents covering this Equipment. Lessee authorizes Lessor to fill in serial numbers on this Supplement after execution by Lessee for the Equipment listed on the Supplement.

BASE EXTENSIONS

For machines designated as "Base Extension," this Supplement supersedes the prior Lease for these machines and incorporates the terms of the Term Lease Master Agreement effective for this Supplement, including these terms with respect to Purchase of Equipment, which may be different than the terms governing the superseded Lease. This Lease amends and supersedes the prior Lease for these machines with respect to Term, Lease Rate, Rent, Payment Period, Purchase Option Code, and Lease Option. These changes shall become effective on the Rent Commencement Date specified in this Supplement.

AMENDMENT TO TERM LEASE MASTER AGREEMENT

This amends the Term Lease Master Agreement referenced on page 1.

 1. In the preamble in line 4 after "(IBM)," insert "to Lessee's Supplier;" in line 9 after "programs" delete balance of the sentence.
 2. Replace all subsequent occurrences of "IBM" with "Lessee's Supplier" except in Paragraph 23, 26, 37 and 41 or where it appears as IBM Corporation or except as it appears in this Supplement.
 3.       Delete all occurrences of "or Effective Date for
          Additional License."
 4. Replace all occurrences of "Estimate Shipment Date" with "Estimated Commencement."
 5. Replace all occurrences of "License Agreement" with "license agreement."
 6.       Paragraph 1 - Options - delete the last sentence.
 7. Paragraph 7 - Assignment to Lessor - replace lines 7 through 16 with "the buyer as defined in Lessee's Supplier's contract in effect at the time the Lease is accepted by Lessor (Purchase Agreement) shall apply to Lessee."
 8. Paragraph 13 - Rent Commencement Date - in line 3 replace "the date payment is due IBM under the applicable referenced agreement" with "the date Lessee designates on the Certificate of Acceptance."
 9. Paragraph 15 - Rate Protection - replace in its entirety with the following: "The Lease Rates stated on the Supplement are not subject to change provided the Lease or Financing commences within the month of the Estimated Commencement."
 10. Paragraph 18 - Purchase of Equipment - in line 4 replace "Option A or B" with "Options B, B+, C or C+;" In line 19 after "encumbrances" insert "arising solely from claims against Lessor."
 11. Paragraph 19 - Optional Extension - in line 7 replace "Option A or B" with "Options B, B+, C or C+."
 12. Paragraph 24 - Lease for Modifications and Additions - in line 7 replace "by Lessee from IBM" with "by Lessee's Supplier from IBM for Lessee."
 13. Paragraph 34 - Financing - replace the first two sentences with "Financing of LPM Charges for software licensed by IBM shall be designated as Option S. Financing of other LPM Charges, charges for non-IBM equipment, or other charges shall be designated as Option
          T. For charges not financed payment shall be made by Lessee directly to Lessee's Supplier."
 14.      Delete Paragraph 43.